UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 11, 2018

NOVAVAX, INC.

(Exact name of registrant as specified in charter)

Delaware	000-26770	22-2816046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 Firstfield Road

Gaithersburg, Maryland 20878

(Address of Principal Executive Offices, including Zip Code)

(240) 268-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On April 11, 2018, Novavax, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc. and Piper Jaffray & Co. as representatives of the several underwriters listed on Schedule 1 thereto (the “Underwriters”), related to a public offering (the “Offering”) of 30,303,050 shares of the Company’s common stock, $0.01 par value per share, (the “Common Stock”) at a price to the public of $1.65 per share pursuant to a registration statement on Form S-3 (File No. 333-222365) and a related prospectus supplement. In addition, the Company granted the Underwriters an option exercisable for 30 days from the date of the Underwriting Agreement to purchase, at the public offering price less any underwriting discounts and commissions, up to an additional 4,545,457 shares of Common Stock, which was exercised in full by the Underwriters on April 12, 2018. Subject to customary closing conditions, the Offering is expected to close on April 16, 2018.

The above description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated herein by reference.

An opinion dated April 13, 2018 regarding the legality of the issuance and sale of the Common Stock in the Offering is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 8.01. Other Events.

On April 11, 2018, the Company issued a press release announcing the launch of the Offering. On April 11, 2018, the Company issued a press release announcing the pricing of the Offering. Copies of the Company’s press releases are attached hereto as Exhibit 99.1 and 99.2 and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated April 11, 2018, by and among Novavax, Inc. and Citigroup Global Markets Inc. and Piper Jaffray & Co., as representatives of the several underwriters listed on Schedule 1 thereto.

5.1	Opinion of Ropes & Gray LLP.

23.1	Consent of Ropes & Gray LLP (included in Exhibit 5.1 above).

99.1	Launch Press Release of Novavax, Inc. dated April 11, 2018.

99.2	Pricing Press Release of Novavax, Inc. dated April 11, 2018.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVAVAX, INC.

/s/ John A. Herrmann III
Name:	John A. Herrmann III
Title:	Senior Vice President, General Counsel & Corporate Secretary

Date: April 13, 2018

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EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated April 11, 2018, by and among Novavax, Inc. and Citigroup Global Markets Inc. and Piper Jaffray & Co., as representatives of the several underwriters listed on Schedule 1 thereto.

5.1	Opinion of Ropes & Gray LLP.

23.1	Consent of Ropes & Gray LLP (included in Exhibit 5.1 above).

99.1	Launch Press Release of Novavax, Inc. dated April 11, 2018.

99.2	Pricing Press Release of Novavax, Inc. dated April 11, 2018.

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